                                                                   Exhibit 17(a)


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!













                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.


                                                                                 FOR       AGAINST       ABSTAIN

1. Proposal to approve an Agreement and Plan of                                  [ ]         [ ]           [ ]
   Reorganization between AIM Investment Portfolios, on
   behalf of AIM Dollar Fund, and AIM Funds Group, on
   behalf of AIM Money Market Fund, and the consummation
   of the transactions contemplated therein.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH
   OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT
   THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!











                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                               OF AIM DOLLAR FUND
                   (a portfolio of AIM Investment Portfolios)
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS DECEMBER 11, 1998

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the AIM Dollar Fund, a portfolio of AIM Investment Portfolios, on December 11, 1998 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED
AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS ON THIS PROXY CARD. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such, if a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.


                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held  jointly)

                                          Dated
                                               ---------------------------------